Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities - PowWow Inc [Member] $ in Thousands	Apr. 01, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding cash acquired	$ (1,557)
Intangible assets	2,855
Goodwill	7,145
Total assets acquired net of acquired cash	$ 8,443